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                                                                    EXHIBIT 4(A)

                              CERTIFICATE OF TRUST


   THIS CERTIFICATE OF TRUST of Illinois Power Financing I (the "Trust"), dated as of October 17, 1995, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.).

   1. NAME: The name of the business trust being formed hereby is "Illinois Power Financing I."

   2. DELAWARE TRUSTEE: The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows:

                Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, DE  19890

   3. EFFECTIVE DATE: This Certificate of Trust shall be effective as of the date of filing.

   IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                                  WILMINGTON TRUST COMPANY,
                                                  not in its individual capacity
                                                  but solely as Trustee



                                                  /s/ Emmett R. Harmon
                                                  -----------------------------
                                                  EMMETT R. HARMON,
                                                  Vice President



                                                  /s/ Larry F. Altenbaumer
                                                  -----------------------------
                                                  LARRY F. ALTENBAUMER,
                                                  not in his individual capacity
                                                  but solely as Trustee



                                                  /s/ Daniel L. Mortland
                                                  ------------------------------
                                                  DANIEL L. MORTLAND,
                                                  not in his individual capacity
                                                  but solely as Trustee